                                                                  EXHIBIT 10.36


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.


Date of Issuance:  October 29, 1999

                                STAMPS.COM INC.


                         COMMON STOCK PURCHASE WARRANT

This certifies that, for value received, America Online, Inc. (the "Holder") or its permitted assigns is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time or from time to time, prior to 5:00 p.m. Pacific Time on October 29, 2002 (subject to be extended as necessary in connection with the filing of any Notification and Report form under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), to subscribe for and purchase from Stamps.com Inc., a Delaware corporation (the "Company"), that number of fully paid and non-assessable shares of the Company's Common Stock equal to 50% of the total number of shares of Common Stock purchased by the Holder pursuant to that certain Common Stock Purchase and Warrant Agreement dated even date herewith (the "Purchase Agreement"); provided, however, that Holder shall be entitled to purchase an additional number of fully paid and non-assessable shares of the Company's Common Stock equal to 50% of the number of Warrant Shares purchasable hereunder as of the expiration date of any applicable cure period for a material breach of the Company's obligations under
Section 4.1 of that certain Interactive Marketing and Distribution Agreement dated as of October 15, 1999 (the "Marketing Agreement") (i.e., if the Warrant were initially exercisable for 100 shares and Holder has already purchased 50 shares under the Warrant, Holder would be entitled to purchase an additional 25 shares (50% of the unexercised amount of the Warrant) at any time following the expiration date of any cure period for a material breach of Section 4.1 of the Marketing Agreement). Hereinafter, the Common Stock of the Company, together with any other equity securities which may be issued by the Company in substitution or exchange therefor, is referred to as the "Common Stock," (i) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares," (ii) the aggregate exercise price payable for all of the Warrant Shares is referred to as the "Aggregate Exercise Price," and (iii) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Exercise Price," as set forth in Section 1.1 hereof. The Per Share Exercise Price and the number of Warrant Shares are subject to adjustment as provided herein.

     1.  Exercisability.
         --------------

         1.1  Exercise Price.  This Warrant may be exercised at a Per Share
               --------------
Exercise Price equal to the First Closing Purchase Price (as defined in Section 1.1(a) of the Purchase Agreement).

         1.2  Exercise of Warrant.
              -------------------

              a.  Subscription and Payment of Exercise Price.  This Warrant may
                  ------------------------------------------
be exercised in whole at any time or in part from time to time immediately after the issuance hereof and prior to 5:00 p.m. Pacific Time on October 29, 2002 (subject to earlier termination as hereinafter provided and subject to being extended as necessary in connection with the HSR Act). To exercise this Warrant, the Holder must surrender this Warrant (with the subscription form at the end hereof duly executed) at the principal office of the Company, which is currently located at 3240 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405 or at such other office of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company, together with proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised. Payment for Warrant Shares shall be made by wire transfer of immediately available funds or by certified or bank cashier's check, payable to the order of the Company.

          If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock and the Holder shall be entitled to receive a new Warrant covering the number of Warrant Shares with respect to which this Warrant has not been exercised. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, together with payment of the Per Share Exercise Price for the number of Warrant Shares being purchased, and the Holder shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. Upon the surrender of this Warrant, together with the subscription form at the end hereof duly executed and proper payment of the Per Share Exercise Price for each of the Warrant Shares as to which the Warrant is being exercised, the Company will, as promptly as practicable on or after such date and in any event within ten (10) business days thereafter, at its expense, (i) issue, or cause the Company's transfer agent to issue, a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, cash equal to the fair market value of such fractional share (as calculated in accordance with Section 1.2(b) below), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, if any, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

              b.  Net Issue Election.  The Holder may elect to receive, without
                  ------------------
the payment by the Holder of any additional consideration, shares equal to the value (as determined below) of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the

Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

     X = Y (A-B)
         -------
             A
------
where:

     X = the number of shares of Common Stock to be issued to the Holder pursuant to this Section 1.2(b).

     Y = the number of shares of Common Stock purchasable by this Warrant in respect of which the net issue election is made pursuant to this Section 1.2(b).

     A = the fair market value of one share of Common Stock, as determined in accordance with the provisions of this Section 1.2(b).

     B = the Per Share Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 1.2(b).

For purposes of this Section 1.2(b), the "fair market value" per share of the Company's Common Stock shall be deemed to be the average of the last reported sale or closing prices of the securities on the Nasdaq National Market or other securities exchange over the five trading days immediately prior to the effective date of exercise of the net issuance election.

     2.  Reservation of Warrant Shares.  The Company agrees that, during the
         -----------------------------
term this Warrant is exercisable, the Company will at all times have authorized in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant.

     3.  Adjustments.
         -----------

         3.1  Distribution With Respect to Common Stock.  If, at any time or
              -----------------------------------------
from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor, (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, with respect to the Common Stock, then, and in each such case, subject to Section 3.4 below, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

         3.2  Stock Splits, Etc.  If, at any time or from time to time after
              -----------------
the date of this Warrant, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share

Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by (ii) the total number of shares of the Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

         3.3  Reverse Splits, Etc.  If, at any time or from time to time after
              -------------------
the date of this Warrant, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reserve split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest whole cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

        3.4  Adjustment for Reorganization, Consolidation, Merger, etc.
             ----------------------------------------------------------

             a.  Reorganization, Consolidation, Merger, etc.  In case at any
                 ------------------------------------------
time or from time to time, the Company shall (i) effect a reorganization (other than a combination, reclassification, exchange or subdivision of shares, as otherwise provided for herein), (ii) consolidate with or merge into any other entity or person, or (iii) transfer all or substantially all of its properties or assets to any other entity or person including under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger, sale or transfer or the effective date of such reorganization, consolidation, merger, sale or transfer, as the case may be, shall be entitled to receive, in lieu of the Common Stock (or other securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 3.

             b.  Continuation of Terms.  Upon any reorganization, consolidation,
                 ---------------------
merger or other such transaction referred to in this Section 3.4 (collectively, a "Corporate Transaction"), this Warrant shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued to the Holder in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the Exercise Price payable per share, provided the Aggregate
                                                      --------
Exercise Price payable hereunder shall remain the same.

             c.  Notice.  The Company shall provide advance notice to the
                 ------
Holder of any Corporate Transaction as soon as practicable, but in no event less than 20 days prior to the consummation of any such transaction.

        4.  Fully Paid Stock; Taxes.  The Company agrees that the shares of the
            -----------------------
Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of any certificate for Warrant Shares in a name other than that of the Holder upon any exercise of this Warrant.

        5.  Restrictions on Transferability of Securities; Compliance with
            --------------------------------------------------------------
            Securities Act.
            --------------

            5.1  Restrictions on Transferability.  The transferability of this
                 -------------------------------
Warrant and the Warrant Shares (as well as any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) shall be subject to the conditions specified in this Section 5.3. The Holder, and any transferee of this Warrant or the Warrant Shares, by its acceptance hereof or thereof, agrees that this Warrant and the Warrant Shares will be taken and held subject to the provisions and upon the conditions specified in said Section 5.3.

            5.2  Restrictive Legend.  This Warrant and each certificate
                 ------------------
representing (i) the Warrant Shares or (ii) any other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act of 1933 (the "Act")) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws), and shall be subject to the provisions thereof:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

            5.3  Assignability.  This Warrant may not be transferred or
                 -------------
assigned, in whole or in part, by Holder except (i) to an affiliate of Holder or
(ii) where Holder has provided the Company with written notice of its intent to assign or transfer the Warrant and the Company has consented to such assignment or transfer in writing; provided however, that clause (ii) shall cease and
                        ----------------
terminate and be of no force or effect, and no such consent shall be required, from and after the occurrence of a material breach by the Company of, or a default by the Company under, the Marketing Agreement.

     6.  Warrant Register.  This Warrant is transferable only upon the books of
         ----------------
the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes; provided, however, that upon receipt of notice of an assignment pursuant to Section 5.4, the Company shall revise its books to reflect such new holder(s).

     7.  Loss, Etc., of Warrant.  Upon receipt of evidence satisfactory to the
         ----------------------
Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

     8.  Warrant Holder Has No Stockholder Rights.  This Warrant does not
         ----------------------------------------
confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, with respect to any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise thereof.

     9.  Registration Rights; Market Stand-Off.  Upon exercise of this Warrant,
         -------------------------------------
the Holder shall have and be entitled to exercise the rights of registration granted under the Purchase Agreement for the Warrant Shares. In addition, the Holder agrees to be bound by the market stand-off provisions set forth in the Purchase Agreement. By its receipt of this Warrant, the Holder agrees to be bound by Section 5 of the Purchase Agreement.

     10.  Notices. All notices required or permitted hereunder shall be in
          -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page of the Purchase Agreement or at such other address as such party may designate by written notice to the other party.

     11.  Headings.  The headings of this Warrant have been inserted as a
          --------
matter of convenience and shall not affect the construction hereof.

     12.  Applicable Law.  This Warrant shall be governed by and construed in
          --------------
accordance with the internal laws of the State of California.

                            [Signature page follows]

          IN WITNESS WHEREOF, Stamps.com Inc. has caused this Warrant to be executed by its officer thereunto authorized.



Dated:  October 29, 1999                        STAMPS.COM INC.



                                         By: /s/ John W. Lavalle
                                            ----------------------------
                                            Name: John W. Lavalle
                                            Title: Senior Vice President and
                                                   Chief Financial Officer



ACCEPTED AND AGREED:

AMERICA ONLINE, INC.


By: /s/ Eric L. Keller
   ---------------------------------
   Name: Eric L. Keller
   Title: Vice President

                              FORM OF ASSIGNMENT

    (To Be Signed Only Upon Assignment)


    For value received, the undersigned hereby sells, assigns and transfers unto __________________ the right to purchase __________ shares of Common Stock evidenced by the within Warrant, and hereby appoints _______________________ to transfer the same on the books of Stamps.com Inc. with full power of substitution in the premises.


Date:  ________________ ____, _________



                                  (Signature)


     Note: Signature must conform in all respects to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                 EXERCISE FORM

     (To Be Executed By The Warrant Holder If The Holder Desires
     To Exercise The Warrant In Whole Or In Part)

TO:  Stamps.com Inc.

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and for purchase thereunder, ___________________ shares of Common Stock provided for therein and tenders payment herewith to the order of Stamps.com, Inc. in the amount of $_____________.____. The undersigned requested that certificates for such shares of Common Stock be issued as follows:


Name:

Address:

Deliver to:

Address:

Date:  _____________, _______


                                                   (Signature)


     Note: Signature must conform in all respects to the name of the Warrant Holder as specified on the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

                           NET ISSUE ELECTION NOTICE


To:  Stamps.com Inc.


  The undersigned hereby elects, pursuant to Section 1.2 of the attached Warrant, to surrender the right to purchase ___________ shares of Common Stock. The Certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.



Date:   ______________________________    ___________________________
                                          Signature


                                          ___________________________
                                          Name for Registration


                                          ___________________________
                                          Mailing Address